SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 7, 2005
                                -----------------


                         STANLEY FURNITURE COMPANY, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       0-14938                    54-1272589
     --------                       -------                    ----------
(State or other                   (Commission                 (IRS Employer
  jurisdiction of                 File Number)              Identification No.)
  incorporation)


1641 Fairystone Park Highway, Stanleytown, Virginia                    24168
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (276) 627-2000
                                                    --------------



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                (Former name or former address, if changed since
                                 last report.)














ITEM 2.02.        Results of Operations and Financial Condition

         On February 7, 2005, the Registrant issued a press release (the "Press Release") announcing fourth quarter and total year 2004 operating results. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure

        Quarterly results of operations for 2004 and 2003 adjusted for the reclasification described in the Press Release are attached as Exhibit 99.2.

ITEM 9.01.    Financial Statements and Exhibits


         Exhibit 99.1 -  Press release by Stanley Furniture Company, Inc. on
                         February 7, 2005.

         Exhibit 99.2 -  Quarterly results of operations (Unaudited).








































SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STANLEY FURNITURE COMPANY, INC.

   February 07, 2005                       By: /s/Jeffrey R. Scheffer
   ----------------                       ------------------------------
         Date                                    Jeffrey R. Scheffer
                                                 President and Chief Executive
                                                 Officer




































Exhibit 99